UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/20/2007

Ruth's Chris Steak House, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51485

Delaware	72-1060618
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

500 International Parkway
Heathrow, FL 32746
(Address of principal executive offices, including zip code)

(407) 333-7440
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On December 20, 2007 the Company issued a press release on current Company trends and revised its fiscal 2007 guidance. A copy of the press release is attached as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruth's Chris Steak House, Inc.

Date: December 20, 2007	By:	/s/ Thomas J. Pennison Jr
Thomas J. Pennison Jr
Chief Financial Officer, Senior Vice President and Asst. Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	(Press Release Issued by Ruth's Chris Steak House)